               SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                             AMERICAN VALUE FUND(A)




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                      -                                    -
                     |        ---------------------  |
FORMULA:             |       |         |
                     |  /\ n |         ERV       |
               T =   |    \  |      ---------   | - 1
                     |     \ |         P       |
                     |      \|         |
                     |_                _|


               T = AVERAGE ANNUAL TOTAL RETURN
               n = NUMBER OF YEARS
               ERV = ENDING REDEEMABLE VALUE
               P = INITIAL INVESTMENT

                                                                     (A)
  $1,000        ERV AS OF        AGGREGATE       NUMBER OF      AVERAGE ANNUAL
INVESTED - P      31-Dec-97     TOTAL RETURN     YEARS - n     TOTAL RETURN - T
------------    -----------     ------------     ---------     ----------------

28-Jul-97        $1,020.50          2.05%           0.43              NA


(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)


(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)

                            -                             |     -
                           |        ----------------------
FORMULA:                   |       |           |
                           |  /\ n |           EV       |
                     t =   |    \  |        --------    | - 1
                           |     \ |           P       |
                           |      \|           |
                           |_                  _|

                             EV
                    TR =   ------         - 1
                             P


                t = AVERAGE ANNUAL TOTAL RETURN
                   (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
                n = NUMBER OF YEARS
                EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE) P = INITIAL INVESTMENT
                TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                                  (C)                            (B)
  $1,000        EV AS OF         TOTAL       NUMBER OF      AVERAGE ANNUAL
INVESTED - P     31-Dec-97    RETURN - TR    YEARS - n     TOTAL RETURN - t
------------    ----------    -----------    ---------     ----------------

28-Jul-97       $1,077.00         7.70%         0.43              NA



(D)                  GROWTH OF $10,000*
(E)                  GROWTH OF $50,000*
(F)                  GROWTH OF $100,000*

FORMULA:             G= (TR+1)*P
                     G= GROWTH OF INITIAL INVESTMENT
                     P= INITIAL INVESTMENT
                     TR= TOTAL RETURN SINCE INCEPTION


                    TOTAL           (D) GROWTH OF             (E) GROWTH OF               (D) GROWTH OF
INVESTED - P     RETURN - TR     $10,000 INVESTMENT-G     $50,000 INVESTMENT - G     $100,000 INVESTMENT - G
------------     -----------     --------------------     ----------------------     -----------------------
 28-Jul-97          7.70               $10,205                   $51,696                    $104,469

*INITIAL INVESTMENT $9,475, $48,000 & 97,000 RESPECTIVELY REFLECTS A 5.25%,
 4.00% & 3.00% SALES CHARGE

               SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                             AMERICAN VALUE FUND(B)




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                      -                                    -
                     |        ---------------------  |
FORMULA:             |       |         |
                     |  /\ n |         ERV       |
               T =   |    \  |      ---------   | - 1
                     |     \ |         P       |
                     |      \|         |
                     |_                _|


               T = AVERAGE ANNUAL TOTAL RETURN
               n = NUMBER OF YEARS
               ERV = ENDING REDEEMABLE VALUE
               P = INITIAL INVESTMENT

                                                      (A)
  $1,000         ERV AS OF       NUMBER OF       AVERAGE ANNUAL
INVESTED - P       31-Dec-97     YEARS - n      TOTAL RETURN - T
------------     -----------     ---------      ----------------

 31-Dec-96        $1,265.50          1               26.55%

 31-Dec-92        $2,268.70          5               17.80%

 31-Dec-87        $5,114.90         10               17.73%


(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)

                            -                             |     -
                           |        ----------------------
FORMULA:                   |       |           |
                           |  /\ n |           EV       |
                     t =   |    \  |        --------    | - 1
                           |     \ |           P       |
                           |      \|           |
                           |_                  _|

                             EV
                    TR =   ------         - 1
                             P


                t = AVERAGE ANNUAL TOTAL RETURN
                   (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
                n = NUMBER OF YEARS
                EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE) P = INITIAL INVESTMENT
                TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                                    (C)                             (B)
  $1,000         EV AS OF          TOTAL        NUMBER OF      AVERAGE ANNUAL
INVESTED - P       31-Dec-97    RETURN - TR     YEARS - n     TOTAL RETURN - t
------------     -----------    -----------     ---------     ----------------

 31-Dec-96        $1,315.50        31.55%            1             31.55%

 31-Dec-92        $2,288.70       128.87%            5             18.01%

 31-Dec-87        $5,114.90       411.49%           10             17.73%

(D)                  GROWTH OF $10,000
(E)                  GROWTH OF $50,000
(F)                  GROWTH OF $100,000

FORMULA:             G= (TR+1)*P
                     G= GROWTH OF  INITIAL INVESTMENT
                     P= INITIAL INVESTMENT
                     TR= TOTAL RETURN SINCE INCEPTION


  $10,000          TOTAL            (D) GROWTH OF               (E) GROWTH OF               (F) GROWTH OF
INVESTED - P    RETURN - TR     $10,000 INVESTMENT - G      $50,000 INVESTMENT - G     $100,000 INVESTMENT - G
------------    -----------     ----------------------      ----------------------     -----------------------
 27-Mar-80        1145.26              $124,526                    $622,630                  $1,245,260

               SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                             AMERICAN VALUE FUND(C)




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                      -                                    -
                     |        ---------------------  |
FORMULA:             |       |         |
                     |  /\ n |         ERV       |
               T =   |    \  |      ---------   | - 1
                     |     \ |         P       |
                     |      \|         |
                     |_                _|


               T = AVERAGE ANNUAL TOTAL RETURN
               n = NUMBER OF YEARS
               ERV = ENDING REDEEMABLE VALUE
               P = INITIAL INVESTMENT

                                                                     (A)
   $1,000       ERV AS OF        AGGREGATE      NUMBER OF       AVERAGE ANNUAL
INVESTED - P      31-Dec-97    TOTAL RETURN     YEARS - n      TOTAL RETURN - T
------------    -----------    ------------     ---------      ----------------

 28-Jul-97       $1,064.60         6.46%           0.43               NA



(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)


                            -                             |     -
                           |        ----------------------
FORMULA:                   |       |           |
                           |  /\ n |           EV       |
                     t =   |    \  |        --------    | - 1
                           |     \ |           P       |
                           |      \|           |
                           |_                  _|

                             EV
                    TR =   ------         - 1
                             P


                t = AVERAGE ANNUAL TOTAL RETURN
                   (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
                n = NUMBER OF YEARS
                EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE) P = INITIAL INVESTMENT
                TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)


                                    (C)                              (B)
   $1,000        EV AS OF          TOTAL        NUMBER OF       AVERAGE ANNUAL
INVESTED - P      31-Dec-97     RETURN - TR     YEARS - n      TOTAL RETURN - t
------------     ----------     -----------     ---------      ----------------

 28-Jul-97        $1,073.90        7.39%           0.43               NA


(D)                  GROWTH OF $10,000
(E)                  GROWTH OF $50,000
(F)                  GROWTH OF $100,000

FORMULA:             G= (TR+1)*P
                     G= GROWTH OF INITIAL INVESTMENT
                     P= INITIAL INVESTMENT
                     TR= TOTAL RETURN SINCE INCEPTION


                    TOTAL            (D) GROWTH OF              (E) GROWTH OF               (D) GROWTH OF
INVESTED - P     RETURN - TR      $10,000 INVESTMENT-G      $50,000 INVESTMENT - G     $100,000 INVESTMENT - G
------------     -----------      --------------------      ----------------------     -----------------------
 28-Jul-97           7.39                $10,739                   $53,695                    $107,390


               SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                             AMERICAN VALUE FUND(D)



(A) TOTAL RETURN (NO LOAD FUND)



(B) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)

                            -                             |     -
                           |        ----------------------
FORMULA:                   |       |           |
                           |  /\ n |           EV       |
                     t =   |    \  |        --------    | - 1
                           |     \ |           P       |
                           |      \|           |
                           |_                  _|

                             EV
                    TR =   ------         - 1
                             P


             t = AVERAGE ANNUAL COMPOUND RETURN
             n = NUMBER OF YEARS
             EV = ENDING VALUE
             P = INITIAL INVESTMENT
             TR = TOTAL RETURN


                                   (A)                            (B)
  $1,000        EV AS OF          TOTAL       NUMBER OF      AVERAGE ANNUAL
INVESTED - P      31-Dec-97    RETURN - TR    YEARS - n    COMPOUND RETURN - t
------------    -----------    -----------    ---------    -------------------

 28-Jul-97       $1,078.30         7.83%         0.43              NA

(C)                  GROWTH OF $10,000
(D)                  GROWTH OF $50,000
(E)                  GROWTH OF $100,000


FORMULA:             G= (TR+1)*P
                     G= GROWTH OF INITIAL INVESTMENT
                     P= INITIAL INVESTMENT
                     TR= TOTAL RETURN SINCE INCEPTION


  $10,000          TOTAL           (C) GROWTH OF             (D) GROWTH OF             (E) GROWTH OF
INVESTED - P    RETURN - TR    $10,000 INVESTMENT- G     $50,000 INVESTMENT- G     $100,000 INVESTMENT- G
------------    -----------    ---------------------     ---------------------     ----------------------
 28-Jul-97          7.83              $10,783                   $53,915                   $107,830